Exhibit 99.2

CELLULAR BIOMEDICINE GROUP, INC.
UNAUDITED PRO FORMA
 CONDENSED FINANCIAL STATEMENTS

     The following unaudited condensed pro forma balance sheet as of December 31, 2012 and 2011 was prepared as if the merger was effective as of such date. The unaudited condensed pro forma statement of operations for the years ended December 31, 2012 and 2011, respectively was prepared as if the merger was effective on December 31, 2012. While these pro forma statements are unaudited the financial statements of the legal survivor and accounting acquirer are from the audited financial statements of each respectively.

     The unaudited pro forma condensed financial statements should be read in conjunction with the notes included herein for Cellular Biomedicine Group Inc. formerly known as Eastbridge Investment Group Corporation (“CBMG,” the “Company,” “we,” “us” or “our”) and the unaudited financial statements of CBMG. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the merger of Cellular Biomedicine Group Ltd. with Eastbridge Investment Group Corporation, or of the financial position or results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Cellular Biomedicine Group Ltd. will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2012

CELLULAR BIOMEDICINE GROUP INC.
UNAUDTIED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION December 31, 2012	Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD. December 31, 2012			Consolidated Pro Forma CELLULAR BIOMEDICINE GROUP INC. December 31, 2012

			Pro Forma Adjustments

					(Unaudited)
Assets
Cash	$757,457	$4,144,896			$4,902,353
Accounts Receivable	2,646,716	20,683	(26,318)	a	2,641,081
Amount due from related parties	-	-			-
Inventory	-	37,241			37,241
Prepaid expenses	-	18,118			18,118
Other current assets	50,000	1,715,756			1,765,756
Total current assets	3,454,173	5,936,694			9,364,549

Property, plant and equipment, net	-	1,326,882			1,326,882
Intangibles		940,897			940,897
Goodwill	-	-	18,943,363	b,c,d,e	18,943,363
Investments	1,839,483	-			1,839,483
Other assets	-	14,802			14,802
Total assets	$5,293,656	$8,219,275			$32,429,976

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	177,161	23,931	(194,711)	e	$201,092
Disputed accounts payable	194,711	-	(26,318)	a	-
Accrued expenses	1,153,222	451,875			1,578,779
Advances payable to related party	32,635	-			32,635
Deferred tax liability current	2,511				2,511
Deferred revenue	251,834	-			251,834
Other current liabilities	571,844	-			571,844
Total current liabilities	2,383,918	475,806			2,638,695

Deferred tax liability non-current	110,930				110,930
Total liabilities	2,494,848	475,806			2,749,625

Stockholders' equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-			-

Common stock, par value $0.001, 300,000,000 shares authorized;	1,569	-	3,656	b,c	5,225
Additional paid in capital	6,330,244	14,418,709	15,601,413	b,c	36,350,366
Accumulated deficit	514,907	(6,736,866)	(514,907)	d	(6,736,866)
Accumulated other comprehensive loss	(4,047,912)	61,626	4,047,912	e	61,626
Total stockholders' equity	2,798,808	7,743,469			29,680,351

Total liabilities and stockholder's equity	$5,293,656	$8,219,275			$32,429,976

a	To record the proforma adjustment to eliminate the intercompany AR and AP between both parties.
b	To record the proforma adjustment to eliminate the Stock value of Legal Survivor (Accounting Acquiree).
c	To record the proforma adjustment to issue $.001 par value common stock issued to CBMG adjusted to equal 70% of EBIG oustanding shares.
d	To record the proforma adjustment to eliminate the retained earnings of the Legal Survivor (Accounting Acquiree) in the merger.
e	To record the proforma adjustment to EBIG assets and liabilities for fair value.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2011

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	Legal Survivor	Accounting Acquirer				Consolidated Pro Forma
	EASTBRIDGE INVESTMENT GROUP CORPORATION	CELLULAR BIOMEDICINE GROUP LTD.				CELLULAR BIOMEDICINE GROUP INC.
	December 31,	December 31,				December 31,
	2011	2011	Pro Forma Adjustments			2011
						(Unaudited)
Assets
Cash	$602,747	$4,413,971				$5,016,718
Accounts Receivable	-	66,657				66,657
Amount due from related parties	-	1,899,715				1,899,715
Inventory	-	43,629				43,629
Prepaid expenses	-	422,569				422,569
Other current assets	-	19,392				19,392
Total current assets	602,747	6,865,933				7,468,680

Property, plant and equipment, net	-	523,509				523,509
Intangibles						-
Goodwill			8,549,259	b, c, d, e		8,549,259
Investments	942,483	-				942,483
Other assets	-	-				-
Total assets	$1,545,230	$7,389,442				$17,483,931

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	189,296	2,923,098				$3,112,394
Disputed accounts payable	208,350	-	(208,350)		e	-
Accrued expenses	982,003	62,140				1,044,143
Advances payable to related party	115,133	5,651				120,784
Deferred tax liability current	-	-				-
Deferred revenue	376,104	-				376,104
Other current liabilities	100,000	-				100,000
Total current liabilities	1,970,886	2,990,889				4,753,425

Deferred tax liability non-current	-	-				-
Total liabilities	1,970,886	2,990,889				4,753,425

Stockholders' equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-				-
authorized; none issued and outstanding
as of December 31, 2012 and December 31, 2011, respectively

Common stock, par value $0.001, 300,000,000 shares authorized;	1,546	-	1,389	b, c		2,935
Additional paid in capital	6,188,505	5,502,347	2,140,513	b, c		13,831,365
Accumulated deficit	(6,592,860)	(1,151,715)	6,592,860		d	(1,151,715)
Accumulated other comprehensive loss	(22,847)	47,921	22,847		e	47,921
Total stockholders' equity	(425,656)	4,398,553				12,730,506

Total liabilities and stockholder's equity	$1,545,230	$7,389,442				$17,483,931

a	To record the proforma adjustment to eliminate the intercompany AR and AP between both parties.
b	To record the proforma adjustment to eliminate the Stock value of Legal Survivor (Accounting Acquiree).
c	To record the proforma adjustment to issue $.001 par value common stock issued to CBMG adjusted to equal 70% of EBIG oustanding shares.
d	To record the proforma adjustment to eliminate the retained earnings of the Legal Survivor (Accounting Acquiree) in the merger.
e	To record the proforma adjustment to EBIG assets and liabilities for fair value.

Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2012

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION 2012	Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD. 2012			Consolidated Pro Forma CELLULAR BIOMEDICINE GROUP INC. 2012
			Pro Forma Adjustments

					(Unaudited)

Revenues	$9,368,771	$273,620	$(700,000	) f	$8,942,391

Cost of services	-	194,264			194,264

Gross profit	9,368,771	79,356			8,748,127

Operating expenses:
General and administrative	1,275,570	2,009,078	(700,000	) f	2,584,648
Selling and marketing	94,435	471,420			565,855
Research and development	-	3,214,289			3,214,289
Total operating expenses	1,370,005	5,694,787			6,364,792
Operating income (loss)	7,998,766	(5,615,431)			2,383,335

Other (income) expense
Interest expense	58	-			58
Interest income	(182)	(1,788)			(1,970)
Gain on extinguishment of debt	(6,128)	-			(6,128)
Other (income) expense	(1,465,987)	(28,492)			(1,494,479)
Total other (income) expense	(1,472,239)	(30,280)			(1,502,519)
Income (loss) before taxes	9,471,005	(5,585,151)			3,885,854

Income tax benefit (provision)	(113,550)	-			(113,550)
Net income (loss)	$9,357,455	$(5,585,151)			$3,772,304

(f) To record the proforma adjustment to eliminate the intercompany revenue/expense between the companies.

Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2011

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION 2011	Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD. 2011		Consolidated Pro Forma CELLULAR BIOMEDICINE GROUP INC. 2011
			Pro Forma Adjustments

				(Unaudited)

Revenues	$35,500	$198,489		$233,989

Cost of services	-	99,694		99,694

Gross profit	35,500	98,795		134,295

Operating expenses:
General and administrative	1,219,882	846,317		2,066,199
Selling and marketing	102,479	140,728		243,207
Research and development	-	228,462		228,462
Total operating expenses	1,322,361	1,215,507		2,537,868
Operating income (loss)	(1,286,861)	(1,116,712)		(2,403,573)

Other (income) expense
Interest expense	9,871	-		9,871
Interest income	-	(1,457)		(1,457)
Gain on extinguishment of debt	(52,688)	-		(52,688)
Other (income) expense	(477,630)	42,106		(435,524)
Total other (income) expense	(520,447)	40,649		(479,798)
Income (loss) before taxes	(766,414)	(1,157,361)		(1,923,775)

Income tax benefit (provision)	-	-		-
Net income (loss)	$(766,414)	$(1,157,361)		$(1,923,775)

NOTES TO THE CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     As a result of the merger, Cellular Biomedicine Group Ltd. became Eastbridge Investment Group Corporation’s wholly-owned subsidiary and the security holders of Cellular Biomedicine Group Ltd. received an aggregate of approximately 3,639,000 shares of common stock. As a result of the merger and the issuance of stock to the security holders of Cellular Biomedicine Group Ltd., the former security holders of Cellular Biomedicine Group Ltd. held approximately 70% of Eastbridge Investment Group Corporation’s outstanding common stock immediately after the merger. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition will be accounted for as a reverse acquisition whereby Cellular Biomedicine Group Ltd. was deemed to be the “accounting acquirer.”

(a) To record the proforma adjustment to eliminate the intercompany AR and AP between both parties.
(b) To record the proforma adjustment to eliminate the Stock value of Legal Survivor (Accounting Acquiree).
(c) To record the proforma adjustment to issue $.001 par value common stock issued to CBMG adjusted to equal 70% of EBIG outstanding shares.
(d) To record the proforma adjustment to eliminate the retained earnings of the Legal Survivor (Accounting Acquiree) in the merger.
(e) To record the proforma adjustment to EBIG assets and liabilities for fair value.
(f) To record the proforma adjustment to eliminate the intercompany revenue/expense between the companies.